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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Post-Effective Amendment No.2 dated May 1, 1998 on Form N-4 (file Nos. 333-03963, 811-07627) of our report dated February 24, 1998, on our audit of the financial statements of Acacia National Life Insurance Company as of and for the years ended December 31, 1997 and 1996 and our report dated April 22, 1998 on our audit of the financial statements of Acacia National Variable Annuity Separate Account II as of December 31, 1997 and for the year ended December 31, 1997 and the period from inception on September 9, 1996 to December 31, 1996.We also consent to the reference to our Firm under the caption "Experts".


Washington, D.C.
April 29,1998